SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) – May 30, 2006
TRUE RELIGION APPAREL, INC.
(Exact name of Registrant as specified in its Charter)

Delaware	000-51483	98-0352633

(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1525 Rio Vista Avenue, Los Angeles, California	90023

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (323) 266-3072
Not Applicable
(Former Name or Former Address, if Changed since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: See General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     (a) Effective May 31, 2006, the Company entered into an Amendment to Employment Agreement (the “CEO Agreement Amendment”) with Jeffrey Lubell, the Company’s Chief Executive Officer, amending his Employment Contract dated January 4, 2006. Pursuant to the CEO Agreement Amendment, any payments made to Mr. Lubell in connection with a termination of his employment that are considered to be non-qualified deferred compensation for purposes of Section 409A of the Internal Revenue Code and that otherwise would have been payable at any time during the six-month period immediately following such termination of employment shall instead be paid in a lump sum as soon as practicable following the expiration of such six-month period. Additionally, any Annual Bonus earned by Mr. Lubell shall be paid no later than March 15 of the fiscal year following the fiscal year for which the Annual Bonus is to be paid. The CEO Agreement Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
     Effective May 31, 2006, the Company entered into an Amendment to Employment Agreement (the “VP Agreement Amendment”) with Kymberly Lubell, a Vice President of the Company, amending her Employment Contract dated January 4, 2006. Pursuant to the VP Agreement Amendment, any payments made to Ms. Lubell in connection with a termination of her employment that are considered to be non-qualified deferred compensation for purposes of Section 409A of the Internal Revenue Code and that otherwise would have been payable at any time during the six-month period immediately following such termination of employment shall instead be paid in a lump sum as soon as practicable following the expiration of such six-month period. Additionally, any Annual Bonus earned by Ms. Lubell shall be paid no later than March 15 of the fiscal year following the fiscal year for which the Annual Bonus is to be paid. The VP Agreement Amendment is attached hereto as Exhibit 10.2 and is incorporated herein by reference.
     Effective May 31, 2006, the Company entered into an Amendment to Employment Agreement (the “CFO Agreement Amendment”) with Charles Lesser, the Company’s Chief Financial Officer, amending his Employment Contract dated January 4, 2006. Pursuant to the CFO Agreement Amendment, any payments made to Mr. Lesser in connection with a termination of his employment that are considered to be non-qualified deferred compensation for purposes of Section 409A of the Internal Revenue Code and that otherwise would have been payable at any time during the six-month period immediately following such termination of employment shall instead be paid in a lump sum as soon as practicable following the expiration of such six-month period. Additionally, any Annual Bonus earned by Mr. Lesser shall be paid no later than March 15 of the fiscal year following the fiscal year for which the Annual Bonus is to be paid. The CFO Agreement Amendment is attached hereto as Exhibit 10.3 and is incorporated herein by reference.
     On May 30, 2006, True Religion Apparel, Inc. (the “Company”) and its wholly-owned subsidiary, Guru Denim, Inc., entered into a Waiver and Release Agreement (the “Saltzman Agreement”) with Mark Saltzman, the Company’s Chief Operating Officer. Pursuant to the Saltzman Agreement, Mr. Saltzman’s employment relationship with the Company ended on May

31, 2006. Mr. Saltzman has agreed to release the Company from any and all claims arising from his employment and from his separation from the Company. Mr. Saltzman shall provide consulting services to the Company until September 30, 2006, unless sooner terminated pursuant to the Saltzman Agreement, during which time Mr. Saltzman shall be paid approximately $15,400 per month in consulting fees. Additionally, Mr. Saltzman’s remaining stock options shall continue to vest during the consulting period. The Saltzman Agreement is attached hereto as Exhibit 10.4 and is incorporated herein by reference.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     (b) Effective May 31, 2006, the Company terminated its employment relationship with Mark Saltzman, the Company’s Chief Operating Officer. Mr. Saltzman will continue to provide consulting services to the Company until September 30, 2006.
     (c) On June 5, 2006, the Company issued a press release announcing that Daryl Rosenberg, 39, has been appointed the Company’s Chief Operating Officer, effective June 1, 2006. Mr. Rosenberg, who is joining the Company from his prior position as Vice President of Pre-Production of Life Energy Intelligence, Inc. (“l.e.i.”), succeeds Mark Saltzman. The press release is attached as Exhibit 99.1.
     From 1992 to 2005, Mr. Rosenberg served l.e.i., most recently as its Vice President of Pre-Production. In that role, Mr. Rosenberg was responsible for producing, sourcing, importing and distributing over three million garments monthly. He also was responsible for building l.e.i.’s distribution facility in Los Angeles and a company-owned manufacturing plant in San Luis, Mexico.
     Mr. Rosenberg’s initial base salary will be $225,000 per year. Mr. Rosenberg will be eligible for an annual bonus for an amount up to 30% of his base salary, based on individual and company performance. Mr. Rosenberg will receive a grant of 10,000 shares of the Company’s restricted common stock, one-third of which shall vest on the anniversary of his employment for each of the first three years of his service to the Company.

Item 9.01. Financial Statements and Exhibits.
(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits.

Exhibit Number	Description

10.1	Amendment to Employment Agreement dated May 31, 2006, by and between Jeffrey Lubell and True Religion Apparel, Inc.

10.2	Amendment to Employment Agreement dated May 31, 2006, by and between Kymberly Lubell and True Religion Apparel, Inc.

10.3	Amendment to Employment Agreement dated May 31, 2006, by and between Charles Lesser and True Religion Apparel, Inc.

10.4	Waiver and Release Agreement dated May 30, 2006, by and among Mark Saltzman, True Religion Apparel, Inc. and Guru Denim, Inc.

99.1	Press Release dated June 5, 2006, announcing the appointment of Daryl Rosenberg as the Company’s Chief Operating Officer

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TRUE RELIGION APPAREL, INC.
Date: June 5, 2006	By:	/s/ Charles Lesser
	Name:	Charles Lesser
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment to Employment Agreement dated May 31, 2006, by and between Jeffrey Lubell and True Religion Apparel, Inc.

10.2	Amendment to Employment Agreement dated May 31, 2006, by and between Kymberly Lubell and True Religion Apparel, Inc.

10.3	Amendment to Employment Agreement dated May 31, 2006, by and between Charles Lesser and True Religion Apparel, Inc.

10.4	Waiver and Release Agreement dated May 30, 2006, by and among Mark Saltzman, True Religion Apparel, Inc. and Guru Denim, Inc.

99.1	Press Release dated June 5, 2006, announcing the appointment of Daryl Rosenberg as the Company’s Chief Operating Officer